Deutsche Bank Global Financial Services Conference May 31, 2017 Brad Conner Vice Chairman, Head of Consumer Banking Exhibit 99.1

Forward-looking statements and use of key performance metrics and Non-GAAP financial measures

This
document
contains
forward-looking
statements
within
the
Private
Securities
Litigation
Reform
Act
of
1995.
Any
statement
that
does
not
describe
historical
or
current
facts
is
a
forward-looking
statement.
These
statements
often
include
the
words
“believes,”
“expects,”
“anticipates,”
“estimates,”
“intends,”
“plans,”
“goals,”
“targets,”
“initiatives,”
“potentially,”
“probably,”
“projects,”
“outlook”
or
similar
expressions
or
future
conditional
verbs
such
as
“may,”
“will,”
“should,”
“would,”
and
“could.”
Forward-looking
statements
are
based
upon
the
current
beliefs
and
expectations
of
management,
and
on
information
currently
available
to
management.
Our
statements
speak
as
of
the
date
hereof,
and
we
do
not
assume
any
obligation
to
update
these
statements
or
to
update
the
reasons
why
actual
results
could
differ
from
those
contained
in
such
statements
in
light
of
new
information
or
future
events.
We
caution
you,
therefore,
against
relying
on
any
of
these
forward-looking
statements.
They
are
neither
statements
of
historical
fact
nor
guarantees
or
assurances
of
future
performance.
While
there
is
no
assurance
that
any
list
of
risks
and
uncertainties
or
risk
factors
is
complete,
important
factors
that
could
cause
actual
results
to
differ
materially
from
those
in
the
forward-looking
statements
include
the
following,
without
limitation:
negative
economic
conditions
that
adversely
affect
the
general
economy,
housing
prices,
the
job
market,
consumer
confidence
and
spending
habits
which
may
affect,
among
other
things,
the
level
of
nonperforming
assets,
charge-offs
and
provision
expense;
the
rate
of
growth
in
the
economy
and
employment
levels,
as
well
as
general
business
and
economic
conditions;
our
ability
to
implement
our
strategic
plan,
including
the
cost
savings
and
efficiency
components,
and
achieve
our
indicative
performance
targets;
our
ability
to
remedy
regulatory
deficiencies
and
meet
supervisory
requirements
and
expectations;
liabilities
and
business
restrictions
resulting
from
litigation
and
regulatory
investigations;
our
capital
and
liquidity
requirements
(including
under
regulatory
capital
standards,
such
as
the
Basel
III
capital
standards)
and
our
ability
to
generate
capital
internally
or
raise
capital
on
favorable
terms;
the
effect
of
the
current
low
interest
rate
environment
or
changes
in
interest
rates
on
our
net
interest
income,
net
interest
margin
and
our
mortgage
originations,
mortgage
servicing
rights
and
mortgages
held
for
sale;
changes
in
interest
rates
and
market
liquidity,
as
well
as
the
magnitude
of
such
changes,
which
may
reduce
interest
margins,
impact
funding
sources
and
affect
the
ability
to
originate
and
distribute
financial
products
in
the
primary
and
secondary
markets;
the
effect
of
changes
in
the
level
of
checking
or
savings
account
deposits
on
our
funding
costs
and
net
interest
margin;
financial
services
reform
and
other
current,
pending
or
future
legislation
or
regulation
that
could
have
a
negative
effect
on
our
revenue
and
businesses,
including
the
Dodd-Frank
Act
and
other
legislation
and
regulation
relating
to
bank
products
and
services;
a
failure
in
or
breach
of
our
operational
or
security
systems
or
infrastructure,
or
those
of
our
third
party
vendors
or
other
service
providers,
including
as
a
result
of
cyber
attacks;
and
management’s
ability
to
identify
and
manage
these
and
other
risks.
In
addition
to
the
above
factors,
we
also
caution
that
the
amount
and
timing
of
any
future
common
stock
dividends
or
share
repurchases
will
depend
on
our
financial
condition,
earnings,
cash
needs,
regulatory
constraints,
capital
requirements
(including
requirements
of
our
subsidiaries),
and
any
other
factors
that
our
board
of
directors
deems
relevant
in
making
such
a
determination.
Therefore,
there
can
be
no
assurance
that
we
will
pay
any
dividends
to
holders
of
our
common
stock,
or
as
to
the
amount
of
any
such
dividends.
More
information
about
factors
that
could
cause
actual
results
to
differ
materially
from
those
described
in
the
forward-looking
statements
can
be
found
under
“Risk
Factors”
in
Part
I,
Item
1A
in
our
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2016,
filed
with
the
United
States
Securities
and
Exchange
Commission
on
February
24,
2017.
Key
Performance
Metrics
and
Non-GAAP
Financial
Measures
and
Reconciliations
Key
Performance
Metrics:
Our
management
team
uses
key
performance
metrics
(KPMs)
to
gauge
our
performance
and
progress
over
time
in
achieving
our
strategic
and
operational
goals
and
also
in
comparing
our
performance
against
our
peers.
We
have
established
the
following
financial
targets,
in
addition
to
others,
as
KPMs,
which
are
utilized
by
our
management
in
measuring
our
progress
against
financial
goals
and
as
a
tool
in
helping
assess
performance
for
compensation
purposes.
These
KPMs
can
largely
be
found
in
our
periodic
reports
which
are
filed
with
the
Securities
and
Exchange
Commission,
and
are
supplemented
from
time
to
time
with
additional
information
in
connection
with
our
quarterly
earnings
releases.
Our
key
performance
metrics
include:
Return
on
average
tangible
common
equity
(ROTCE);
Return
on
average
total
tangible
assets
(ROTA);
Efficiency
ratio;
Operating
leverage;
and
Common
equity
tier
1
capital
ratio
(Basel
III
fully
phased-in
basis).
In
establishing
goals
for
these
KPMs,
we
determined
that
they
would
be
measured
on
a
management-reporting
basis,
or
an
operating
basis,
which
we
refer
to
externally
as
“Adjusted”
or
“Underlying”
results.
We
believe
that
these
“Adjusted”
or
“Underlying”
results
provide
the
best
representation
of
our
financial
progress
towards
these
goals
as
they
exclude
items
that
our
management
does
not
consider
indicative
of
our
on-going
financial
performance.
KPMs
that
contain
“Adjusted”
or
“Underlying”
results
are
considered
non-GAAP
financial
measures.
Non-GAAP
Financial
Measures:
This
document
contains
non-GAAP
financial
measures.
The
tables
in
the
appendix
present
reconciliations
of
our
non-GAAP
measures.
These
reconciliations
exclude
“Adjusted”
or
“Underlying”
items,
which
are
included,
where
applicable,
in
the
financial
results
presented
in
accordance
with
GAAP.
“Adjusted”
or
“Underlying”
results,
which
are
non-GAAP
measures,
exclude
certain
items
as
applicable,
that
may
occur
in
a
reporting
period
which
management
does
not
consider
indicative
of
on-going
financial
performance.
The
non-GAAP
measures
presented
in
the
following
tables
include
reconciliations
to
the
most
directly
comparable
GAAP
measures
and
are:
“noninterest
income”,
“total
revenue”,
“
noninterest
expense”,
“pre-provision
profit”,
“income
before
income
tax
expense”,
“income
tax
expense”,
“effective
income
tax
rate”,
“net
income”,
“net
income
available
to
common
stockholders”,
“other
income”,
“salaries
and
employee
benefits”,
“outside
services”,
“amortization
of
software
expense”,
“other
operating
expense”,
“net
income
per
average
common
share”,
“return
on
average
common
equity”
and
“return
on
average
total
assets”.
We
believe
these
non-GAAP
measures
provide
useful
information
to
investors
because
these
are
among
the
measures
used
by
our
management
team
to
evaluate
our
operating
performance
and
make
day-to-day
operating
decisions.
In
addition,
we
believe
our
“Adjusted”
or
“Underlying”
results
in
any
period
reflect
our
operational
performance
in
that
period
and,
accordingly,
it
is
useful
to
consider
our
GAAP
results
and
our
“Adjusted”
or
“Underlying”
results
together.
We
believe
this
presentation
also
increases
comparability
of
period-to-period
results.
Other
companies
may
use
similarly
titled
non-GAAP
financial
measures
that
are
calculated
differently
from
the
way
we
calculate
such
measures.
Accordingly,
our
non-GAAP
financial
measures
may
not
be
comparable
to
similar
measures
used
by
other
companies.
We
caution
investors
not
to
place
undue
reliance
on
such
non-GAAP
measures,
but
instead
to
consider
them
with
the
most
directly
comparable
GAAP
measure.
Non-GAAP
financial
measures
have
limitations
as
analytical
tools,
and
should
not
be
considered
in
isolation,
or
as
a
substitute
for
our
results
as
reported
under
GAAP.

Dimension
(1)
Rank
(2)
Assets: $150.3 billion
#12
Loans: $108.1 billion
(4)
#11
Deposits: $112.1 billion
#12 nationally;
Top 5 rank in
9/10 markets
(3)
Branches: ~1,200
#11
ATM network: ~3,200
#7
Mortgage: $15.4 billion
#13
nationally
(5)
Education: $7.2 billion
Top 4 rank
nationally
(6)
HELOC: $14.0 billion
Top 5 rank:
9/9 markets
(7)
Middle market lead/
joint lead bookrunner
#5
(8)
Leading
deposit
market
share
of
12.0%
in
top
10
MSAs
(3)
–
#2 deposit market share in New England
Relatively diverse economies/affluent demographics
Serve 5 million+ individuals, institutions and companies
~17,500 colleagues
Retail presence in 11 states
Solid franchise with leading positions in attractive markets
Source: SNL Financial. Data as of 12/31/2016, unless otherwise noted.
1)
CFG data as of March 31, 2017.
2)
Ranking based on 03/31/2017 data, unless otherwise noted; excludes non-retail depository institutions, includes U.S. subsidiaries of foreign banks.
3)
Source: FDIC, June 2016. Excludes “non-retail banks” as defined by SNL Financial. The scope of “non-retail banks” is subject to the discretion of SNL Financial, but typically includes:
industrial
bank
and
non-depository
trust
charters,
institutions
with
more
than
20%
brokered
deposits
(of
total
deposits),
institutions
with
more than 20% credit card
loans (of total loans), institutions deemed not to broadly participate in the banking services market and other non-retail competitor banks.
4)
Excludes held for sale.
5)
Inside Mortgage Finance Publications, Inc. Copyright © 2017. Bank-only origination rank.
6)
CFG estimate, based on published company reports, where available; private student loan origination data as of 12/31/2016.
7)
According to Equifax; origination volume as of 4Q16.
8)
Thomson Reuters LPC, Loan syndications 4Q16 ranking based on number of deals for Overall Middle Market (defined as Borrower Revenues < $500MM and Deal Size < $500MM).
Buffalo, NY: #5
Albany, NY: #3
Pittsburgh, PA: #2
Cleveland, OH: #4
Manchester, NH: #1
Boston, MA: #2
Rochester, NY: #5
Philadelphia, PA: #5
Detroit, MI: #8
Providence, RI: #1
3
Top
5
deposit
market
share
in
9
of
10
largest
MSAs
(3)

~6% growth

~9% growth

2016
JAVELIN
Mobile Banking Leader

Citizens Financial Group, Inc.

Consumer Banking
$s in billions
Driving revenue improvement
Robust loan growth
Results reflect strong loan growth, improving yields, and investment in talent, infrastructure, product and advisory capabilities
$s in millions
Note: Loan and deposit balances represent average balances.
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures, as applicable. “Adjusted” results exclude restructuring charges, special items and/or notable items, as applicable. “Underlying” results exclude a $23 million benefit related to the settlement of certain state tax matters in the first quarter 2017.
2)
JD Power survey results reflect 2015-2016 assessment period.
3)
Greenwich survey period from October 1, 2015 to September 30, 2016.
4)
JD
Power
survey
results
reflect
2015
–
2016
assessment period and derive from JD Power branch servicing assessment score.
5)
Javelin Strategy & Research.
(1)
Recognition
4
Deposits
$70.9
$71.9
$72.1
$73.1
$74.1
~5%
78.1%
77.0%
76.5%
74.9%
75.4%
Efficiency ratio
$53.5
$54.0
$55.0
$56.2
$56.9
1Q16
2Q16
3Q16
4Q16
1Q17
Home equity
Auto
Mortgage
Education
Business banking
Other
$789
$821
$850
$866
$858
1Q16
2Q16
3Q16
4Q16
1Q17
Net interest income
Noninterest income
Top 5
JD Power recognition
Mortgage servicing and originations
(2)
Top 5
Business Banking
(3)
10% better than peers
Customer branch experience
(4)
2016 Javelin Mobile Banking Leader
in App Rating category
(5)

Continued Consumer Banking strength in 1Q17
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures, as applicable.
2)
Includes held for sale.
3)
Operating
segments
are
allocated
capital
on
a
risk-adjusted
basis
considering
economic
and
regulatory
capital
requirements.
We
approximate
that
regulatory
capital
is
equivalent
to
a
sustainable
target
level
for
tier
1
common
equity
and
then
allocate
that
approximation
to
the
segments
based
on
economic
capital.
Highlights
Positive operating leverage is
driving strong growth in pre-
provision profit —
up 22% YoY
Credit costs remain stable as
growth continues in high-credit
quality portfolios
34% YoY
growth in net income,
driving improvement in ROTCE,
efficiency ratio
(1)
On track to exceed 9% target
ROTCE by 4Q17
5
1Q17 change from
$s in millions
1Q17
4Q16
1Q16
4Q16
1Q16
$
%
$
%
Net interest income
638
$
639
$
581
$
(1)
$
—

%
57
$
10

%
Noninterest income
220

227

208

(7)

(3)

12

6

Total revenue
858

866

789

(8)

(1)

69

9

Noninterest expense
647

649

616

(2)

—

31

5

Pre-provision profit
211

217

173

(6)

(3)

38

22

Provision for credit losses
64

74

63

(10)

(14)

1

2

Income before income tax
expense
147

143

110

4

3

37

34

Income tax expense
52

51

39

1

2

13

33

Net income
95
$
92
$
71
$
3
$
3

%
24
$
34

%
Average balances
$s in billions
Total loans and leases
(2)
57.3
$
56.7
$
53.7
$
0.6
$
1

%
3.6
$
7

%
Total deposits
74.1
$
73.1
$
70.9
$
1.0
$
1

%
3.3
$
5

%
Credit metrics
Net charge-offs %
0.46%
0.52%
0.47%
(6)

bps
(1)

bps
Nonperforming loans %
0.94%
0.96%
1.06%
(2)

bps
(12)

bps
Key performance metrics
ROTCE
(1,3)
7.1%
7.0%
5.6%
9

bps
147

bps
Efficiency ratio
(1)
75%
75%
78%
51

bps
(267)

bps

Consumer Banking —
Delivering on a multi-year growth strategy
Further enhancing branch network efficiency and effectiveness
Evolving distribution to better meet changing consumer preferences and create integrated multi-channel experience
Focus on becoming trusted advisor and developing deeper customer relationships
Utilize segmentation strategies to drive primary household growth and attract, retain and deepen customer relationships
Enhancing Mass Affluent and Affluent offerings
Continue to optimize loan portfolio and deposit funding
Grow education refinance and personal unsecured; expand merchant partnership financing
Cost effectively grow deposit base through improved targeting
Leverage analytics, targeting and fulfillment capabilities
Improving customer acquisition and experience
Deliver continued improvement in fee income
Significant investments in Wealth and Mortgage capabilities showing results
Drive continuous improvement mindset and efficiencies
6
1
2
3

Citizens Bank
Citizens Bank

Citizens Bank
NOW OPEN

Citizens
Financial Group, Inc.

36%
non-branch
deposits
5% YoY
Evolving our integrated distribution and advice model
Objectives
Focus on end-to-end customer
experience
Enable needs-based advice and
solutions through programs such as
Citizens Checkup
Migrate routine interactions to
lower-cost channels
Streamline the physical network and
reducing average branch size to
~3,600 from ~4,300 square feet
(3)
How we are streamlining and transforming the physical network
1)
Represents enrolled online and mobile  households.
2)
IVR defined as interactive voice recognition technology.
3)
Expected average branch size in 2021 based upon March 2017 Company estimates.
Retail Network
(Branch & ATM)
Online banking
HHs
2%
YoY
(1)
Mobile HHs
10%
YoY
(1)
IVR calls
3%
YoY
(2)
Digital
7
1
Serve customers
where, when &
how they want
Flagship
Branch
2021:
3%
Advice
Branch
2021:
36%
Everyday
Banking Branch
2021:
32%
In-store
Branch
2021:
29%
Remote
ATMs
2021:
353

TOP 10%
TEMKIN Ratings
2017 TEMKIN EXPERIENCE RATINGS

J.D. Power

Citizens Financial Group, Inc.

Branch experience remains important to success
1)
2017 Temkin Experience Ratings, U.S., March 2017.
2)
J.D. Power 2017 U.S. Retail Banking Satisfaction Study, April 2017. Top 5 reflects wait times and in-person best practices for J.D. Power-surveyed footprint.
3)
UBs are Universal Bankers; LBs are Licensed Bankers; SBs are Small Business Specialists; Mgmt./other comprises branch managers, assistant branch managers, bankers and other FTE equivalents.
4)
As of 1Q17. Based on twelve-trailing month voluntary retail turnover.
External measurement highlights
consistent and significant progress
Top 10% of companies for customer
experience
across
all
industries
(1)
Second highest in customer
experience (79%) among banks and
6.8
points
above
industry
average
(1)
Most improved bank with an 18
point
increase
2017
vs.
2016
(1)
Successful migration to specialist
model
(3)
Turnover
continues to trend lower with
16%
reduction
YoY
(4)
Organizational Health
Index shows
strong improvement
57 in 2015; 63 in 2016
Survey results show strong scores
around customer alignment, doing the
right thing, recommend Citizens as a
place to work
Internal measures also show
steady progress
37 point increase in Branch
satisfaction
2017
vs.
2016
(2)
Top 5 rank in key branch
categories
(2)
8
1
1Q14
1Q17
%
change
Tellers
~2,600
~1,400
~-46%
UBs
~2,100
~2,500
~+19%
LBs
~160
~500
~+213%
SBs
~350
nm
Mgmt./
other
~2,900
~1,600
~-45%
Total
~7,760
~6,350
~-18%

Our strategy focuses on customer segment needs

2

Segment[1]		Approach
Pre-Mass Market and Mass Market	~≤$100,000	**Maintain steady growth and accelerate shift to digital:** ■ Differentiate customer experience through branch, online & mobile channels ■ Provide appropriate suite of products and services
Mass Affluent	~$100,000 to <$500,000	**Accelerate growth by providing:** ■ Targeted products/services (Platinum, Premier) ■ Personalized advisory services ■ Attractive offers, with particular focus on home equity and Education Refinance ■ Augmenting wealth advisory model to align with highest-opportunity clients
Affluent	~$500,000 to <$2,000,000	
High Net Worth[2]	~$2,000,000+	
Small Business	Revenues ~≤ $25 million per annum	**Maintain steady growth by providing:** ■ Specialized products & services ■ Wide range of lending & credit solutions ■ Enhanced digital capabilities

Citizens Financial Group, Inc.

9

Small Business Maintain steady growth and accelerate shift to digital: Differentiate customer experience through branch, online & mobile channels Provide appropriate suite of products and services Accelerate growth by providing: Targeted products/services (Platinum, Premier) Personalized advisory services Attractive offers, with particular focus on home equity and Education Refinance Augmenting wealth advisory model to align with highest-opportunity clients Maintain steady growth by providing: Specialized products & services Wide range of lending & credit solutions Enhanced digital capabilities Our strategy focuses on customer segment needs Mass Affluent Affluent Approach High Net Worth(2) 1) Household liquid assets: IXI/CFG data. 2) High Net Worth clients also defined as “HNW”. Pre-Mass Market and Mass Market ~$100,000 to <$500,000 ~$500,000 to <$2,000,000 ~$2,000,000+ Segment(1) Revenues ~≤ $25 million per annum ~≤$100,000 2

2

Target segments represent 49% of our retail households

2.6 million
HNW
4%
Affluent
18%
Mass Affluent
31%
Pre-Mass & Mass Market
47%
Retail Households

They hold ~$600B in assets outside of Citizens

$ billions

$1,088
HNW
$460
Affluent
$427
Mass Affluent
$169
Pre-Mass & Mass Market
$32
Deposit & Investment Off-Us Opportunity

Deepening remains an opportunity

in thousands

Affluent HH Client Penetration(1)

167
169
1%
4Q15
4Q16

Mass Affluent HH Client Penetration(1)

261
267
2%
4Q15
4Q16

Citizens Financial Group, Inc.

10

Target segments represent 49% of our retail households Retail Households 2.6 million Pre-Mass & Mass Market Mass Affluent Affluent HNW They hold ~$600B in assets outside of Citizens Deposit & Investment Off-Us Opportunity $1,088 Mass Affluent Affluent HNW Pre-Mass & Mass Market Deepening remains an opportunity Mass Affluent HH Client Penetration(1) Affluent HH Client Penetration(1) Source: Company data from AMP as of year-end 2016; includes Retail households only. Source also includes data from IXI that estimates total household assets. Primary bank household with lending or investment product. Primary household defined as checking household with checking average balance >=$100 and transactions >1 in each of the prior three months. Transactions include ACH credit, OLBP, ACH debit or checks written. Primary household with loan or investment product defined as primary household that also has a minimum of one loan or investment account. With a heightened focus on the Mass Affluent and Affluent segments 261 267 167 169 1% Need all underlying data, particularly for primary households Need to understand household growth versus prior three years – for QA Pre Mass Market Mass Market Mass Affluent Affluent High Net Worth Total Q4 2015 84,128 144,065 261,281 166,540 35,523 691,537 Q1 2016 82,836 145,290 262,343 166,116 35,364 691,949 Q2 2016 83,240 148,385 273,127 157,244 35,903 697,899 Q3 2016 81,327 149,159 275,674 158,393 36,180 700,733 Q4 2016 83,882 145,883 266,990 168,758 36,964 702,477 $ billions What does 1% growth in these get us to in terms of revenue possibility? What is it about these segments that shows we care? Data for these clients that they are 5x more profitable or attrite at a lower rate? What makes these the right metric versus the SOW in the prior year; what about trailing 12 month? Comments from Jen Crawford on Mass Affluent/Aff Couple thoughts on your question. Again, these are not meant to be included on a slide. Perhaps you have a nicer way to position them with analysts or for talking points?   In terms of not showing SOW, I think we have some concerns about the fact that the denominator in the calculation is based on IXI data. IXI data is modeled and has ~80-85% confidence level. We like the primary bank HH metric because it is based on our internal data only; no dependence on a model or third party. Based on some off the shelf profitability data that we have, we have the following directional info: Mass Affluent Primary bank checking households have ~8% greater profitability than the average Mass Affluent checking household. Affluent Primary bank checking households have ~10% greater profitability than the average Affluent checking household.   Answer from Jen Crawford: in thousands IR and Consumer working to obtain profitability and/or attrition metrics for these segments 2% 2

Building lending capabilities
Home equity line of credit
originations
57% of new-to-bank home equity
line of credit households are Mass
Affluent or Affluent; up from
53% YOY
(1)
Focused on continuous customer
experience improvement:
—
Expanding distribution
capabilities
—
Reducing cycle times
—
Recapturing end-of-draw runoff
$ billions
Education originations
54% of new-to-bank In-School
and/or ERL households are
Mass
Affluent
or
Affluent
(2)
Differentiated product
offering attractive to younger
demographic
–
Multi-year loans
–
Education refinance
Consumer unsecured
portfolio growth
(2)
1)
As
of
4Q16
and
4Q15,
respectively.
New-to-bank
origination
percentage
based
on
households
as
percentage
of
total
household
HELOC
originations.
Source: AMP and Company data.
2)
As of 4Q16.
3)
Excludes
credit card and education portfolios.
Launched merchant
partnership financing in 3Q15
with Apple relationship
In 2016 and 2017, expanded
our unsecured offerings with
launches of high FICO score
consumer unsecured
installment products
11
$0.5
$0.7
Merchant partnerships
13%
$0.4
57%
10%
14%
HELOC originations
New-to-bank HELOC originations
26%
25%
43%
74%
75%
Consumer unsecured partnerships
$4.2
$4.0
2014
2015
2016
2014
2015
2016
-
Education Refinance (ERL)
83%
73%
67%
17%
27%
33%
1Q16
2Q16
3Q16
4Q16
$0.3
In
School
3
$5.2
$1.0
$1.5
$1.9

3

5.0% CAGR
$46.7
$48.1
$51.3
$54.2
91%
94%
95%
97%
4.63%
2.94%
2.14%
2.43%
0.68%
0.55%
0.50%
0.47%

Citizens Financial Group, Inc.

1.03%
0.70%
0.58%
0.53%
Retail loan performance
Total retail loss rate
Consistent loan growth over 2013-2016 of 5.0% CAGR
(4)
Paced by growth in high-quality mortgage, student, auto
Yields up, return on capital up, charge-off trend favorable, stress losses down, non-core runoff provides benefit
Expect core loss rates over next three years in ~45–50 bps range; total retail at ~50-55 bps
1)
Shown as % of retail assets.
2)
FFELP loans are included in InSchool.
3)
Unsecured includes PERL, credit card and product financing.
4)
Excludes Business Banking.
Re-balancing loan mix to drive improved risk-adjusted returns
$
billions
12
2013
2014
2015
2016
Core loan portfolio
Non-core loan portfolio
Core loan loss rate
Non-core loan loss rate
2013
2016
Loan
Mix
(1)
Loss
rate
Loan
Mix
(1)
Loss
rate
Auto
19%
0.06%
26%
0.68%
Core home equity
44
0.66
30
0.15
Core resi
mortgage
18
0.38
25
0.08
Education
Core education refi
—
—
6
0.14
Core Inschool
(2)
3
0.51
4
0.77
Unsecured
(3)
4
3.70
4
2.34
Core all other
3
4.07
1
5.54
Total core Consumer
(4)
91%
0.68%
97%
0.47%
Non-core home equity
6%
4.47%
2%
2.18%
Non-core education
1
7.85
1
6.52
Non-core other retail
2
2.41
1
(0.22)
Total non-core retail
9%
4.63%
3%
2.43%
Total retail
100%
1.03%
100%
0.53%

Robust deposit growth with continued pricing discipline
Continued focus on cost effectively
growing deposits
–
Deposit costs remain
well-controlled; up ~1 bp linked
quarter and up ~4 bps YOY
Launching initiatives to expand
deposit-gathering capabilities through
improved data analytics
–
Targeted customer promotional
offers
Efforts underway to focus to further
refine and enhance deposit-gathering
strategies
$ billions
Consumer Banking deposits
(1)
1) Average Consumer deposits exclude repurchase agreements.
$68.2
$69.7
$72.0
Noninterest bearing deposits
Regular savings
Term other
~6
bps
13
Deposit
costs
.19%
.27%
.25%
Checking with interest
Money market
$13.8
$14.3
$15.3
$11.4
$11.7
$12.5
$7.8
$7.9
$8.6
$27.1
$25.6
$26.0
$8.1
$10.2
$9.6
2014
2015
2016

Using data and analytics to reach customers more effectively
Improving Targeting
Direct Mail
Enabling Sales Intelligence
Alerts
Expanding Sales Channels
Future of Fulfillment
Rolling out new targeting
models
across all
programs/products
Centralizing targeting
execution to a single,
in-house platform
Moving from product silo
targeting to holistic and
personalized customer
relationship targeting
Shifting to targeted
promotional deposit and
lending offers; ending the
use of “mass promotions”
Enabling and empowering
front-end colleagues across
channels to act as trusted
advisors
Providing relevant,
actionable, and specific
intelligence for personalized
customer treatment
Opportunity for increased
branch sales
by enabling
pre-qualification
Leveraging preassembled
data and electronic
documents to streamline
origination fulfillment
Expected to help position us
as an industry leader with
the use of data to deliver
true personalization from
marketing through
origination and fulfillment
New technology will help
enable optimized marketing
spend, reduce operational
costs and originations
timelines, with a goal of
driving improved revenue
growth and profitability
35% increase in marketing response rates in 2016
25% reduction in marketing execution costs in 2016
Expedited home equity fulfillment pilot successfully launched

Growing advisory staff
(1)
405
362
320
306
2015
2016
2017 target
Financial Consultants
Premier Bankers
202
177
162
132
Licensed Bankers
550
503
462
331
Aligning sales force to better serve our highest-opportunity wealth clients
Building momentum with investment sales
(2)
1)
Data as of year-end for 2014, 2015 and 2016. Headcounts reflect full-time equivalents. 2017 data is estimated for year-end 2017 as of April 2017.
2)
Investment sales through Citizens Investment Services.
2014
2015
2016
2014
2015
2016
2014
$608
$687
$739
$674
$763
64%
61%
70%
80%
86%
36%
39%
30%
20%
14%
$ millions
2017 target
2017 target
15
1Q16
2Q16
3Q16
4Q16
1Q17
Managed Money
Transactional

1Q16
2Q16
3Q16
4Q16
1Q17
Accelerating Mortgage fee growth
Improving origination mix
Growing mortgage fees
Double digit growth in mortgage
banking fees
Expansion of sales force and focus on
conforming expected to help drive fee
growth and improved returns
Expect continued market share growth
to help mitigate impact of current
mortgage market headwinds
Multi-faceted approach: sales force
expansion, product enhancements,
channel optimization, improved
operational efficiency
$ millions
40%
40%
$1.4
$ billions
$1.7
$2.0
$2.2
$2.2
1) Period-end Loan Officer count (LO).
412
442
538
Mortgage fees
Loan officers
(1)
35%
33%
35%
42%
Portfolio mortgage originations
Secondary mortgage originations
16
$71
$101
$112
2014
2015
2016

A mindset of continuous improvement
Example: Using process automation for debit card chargeback processing to deliver recovery benefits for the bank
Early Results
Reduced time per transaction from ~8 minutes to <2 minutes
More than 35,000 chargebacks ($3.5 million) filed since launch on March 1, 2017
Expect volume and value of chargebacks processed by end of May 2017 will surpass total recovered losses for 2016
Continuously improving processes to drive efficiencies
Benefits
Improved customer experience
Increased productivity
Robotics used
to address this
Enhanced risk management
Quicker implementation
Customer
files a
claim
Claim
reviewed
Letter to
customer
informing
them of
provisional
credit
Chargeback
processes
(attempt to
recover
funds with
merchant)
Claim
finalized
Letter to
customer
finalizing
credit or
informing
of denial

6

Key messages
Consumer Banking continues to deliver strong growth and improving performance
Adapting to the changing world of retail banking
Remain focused on a customer-segment strategy
Optimizing lending portfolio and enhancing deposit capabilities
Investing to grow wealth and mortgage businesses
Self-funding investment through continuous improvement

Appendix / Key performance metrics, Non-GAAP financial measures and reconciliations 19

Aspire to be a top-performing regional bank, delivering well for all stakeholders Colleagues Regulators Investors Communities & Society Customer-centric culture 20 Customers

Our vision and credo guide us
To help our customers, colleagues and communities reach their potential
To be a top-performing bank distinguished by its customer-centric culture, mindset of continuous improvement and excellent capabilities
We perform our best every day so we can do more for our customers, colleagues, communities and shareholders
We strive to always exceed customer expectations, do the right thing, think long-term, work together
We are citizens helping citizens reach their potential
Mission
Vision
Credo

At Citizens, continue to smartly grow our balance sheet
16%
16%
Good loan growth with rising yields
Return on loan book regulatory capital
improving
(2)
Stress losses as a % of loans declining
(3)
17%
17%
Total loans
$94
$108
(1)
$ billions
$99
1)
Period-end loan balances; includes held-for sale.
2)
Reflects after-tax return calculated as loan interest income/regulatory capital assuming a CET1 target of 10.5%.
3)
Total
loan
losses
as
a
percentage
of
the
total
loan
book
based
on
FRB
Severely
Adverse
Scenario
9-quarter
horizon
for
2014,
2015
and 2016.
22
10%
10%
5.8%
5.1%
4.8%
2014
2015
2016
Loan yield
3.34%
3.34%
3.58%
2014
2015
2016
21%
21%
23%
2014
2015
2016

Core retail portfolio
Highlights
Weighted-average core FICO score of 760
63% of the retail portfolio has a FICO score
of >750
Core Mortgage –
average portfolio FICO of 779
and LTV of 63%
4Q16 originations of $2.2 billion with
weighted-average FICO of 767 and yield
of 3.28%
Auto Finance –
Purchase only, no leasing,
average portfolio FICO of 730
64% new-car loans
4Q16 originations of $1.4 billion with
weighted-average FICO score of 747 and
weighted-average yield of 3.29%
Education Lending
95% of InSchool loans co-signed with
average portfolio FICO of 774
4Q16 InSchool originations of $58 million
with average FICO of 762 and 94%
co-sign rate
4Q16 organic refinance product originations
of $346 million with weighted-average FICO
of 783
4Q16 $54.5 billion core retail portfolio
Out of
Footprint
New
England
Mid-Atlantic
Midwest
Home
Equity
Mortgage
Auto
Cards
Education
Finance
Other
800+
750-799
700-749
650-699
600-649
<600
Note:
excludes
$1.5
billion
of
non-core
loans,
including
$1.1
billion
of
home
equity,
$291
million
of
education
and
$173
million
of
residential
mortgage.
1)
Portfolio balances as of December 31, 2016. Based on most current available FICO scores and collateral value. Loan term, lien position, risk rating, property type, industry sector and geographic stratifications current as of September 30, 2016, as applicable.
(1)
by Product type
by
Geography
by
refreshed
FICO
(1)
$s in billions
2013
2014
2015
2016
Period-end loans
$43.2
$47.4
$50.7
$54.5
Average loans
$42.9
$45.1
$48.9
$52.3
30-Day past due %
2.53%
2.31%
2.13%
1.87%
NPL
%
2.31%
1.68%
1.53%
1.02%
NCO %
0.68%
0.55%
0.50%
0.47%
23
26%
35%
14%
25%
3%
5%
10%
19%
28%
35%
27%
29%
26%
12%
3%
3%

$s in billions
2013
2014
2015
2016
Period-end loans
$20.1
$18.7
$17.1
$15.9
Average loans
$20.7
$19.4
$17.2
$16.5
30-Day past due %
2.53%
2.71%
2.76%
2.53%
NPL
%
2.93%
2.41%
2.35%
2.13%
NCO %
0.66%
0.47%
0.34%
0.15%
1)
As of December 31, 2016. Excludes serviced by other portfolio.
2)
Portfolio balances as of December 31, 2016. Based on most current available FICO scores and collateral value. Loan term, lien position, risk rating, property type, industry sector and geographic stratifications current as of December 31, 2016, as applicable.
3)
LTV based on refreshed collateral values and assumes that any undrawn borrowing capacity is fully funded by Lien position
by Lien position
2nd
1st
2nd
1st
53% of the portfolio is secured by 1
st
lien
Weighted-average FICO of 766
88% has an LTV of less than 80%
4Q16 HELOC originations of $1.3 billion
Weighted-average FICO score of 790 and a
weighted-average CLTV of 64.1%
59% of originations are first-lien
Highlights
(2)
(2)
Core home equity portfolio
(1)
by Refreshed LTV
by Refreshed FICO
by Refreshed FICO
649
650-699
700-749
750-799
800+
<70%
90-100%
600-649
650-699
700-749
750-799
800+
<600
71-79%
<70%
70-79%
80-89%
100%+
WA FICO
769
WA FICO
746
88% with LTV <80%
90% with LTV <80%
(2)
(2,3)
(2)
(2,3)
by Refreshed LTV
24
80-89%
90-100%
100%+
4Q16 $14.1 billion HELOC
4Q16 $1.8 billion HELOAN
34%
66%
7%
9%
13%
16%
19%
36%
82%
8%
5%
3%
2%
49%
51%
6%
9%
17%
27%
41%
67%
21%
9%
2%
1%

$14.3
$9.4
($1.8)
($1.1)
($1.5)
($0.5)
Total O/S
In repay
2017
2018
2019
2020+
Highlights
Between 2017 –
2019,  $3.1 billion in drawn balances
($3.0 billion of undrawn balances) are scheduled to
mature, or 22%, of the total drawn HELOC balances
Weighted average FICO of 762, and CLTV of
64% with 36% secured by 1
st
lien
In no single year is the maturing population
balance greater than $1.5 billion
Maturing vintages as of December 31, 2016
HELOC payment shock management
2014 –
$899 million
2015 –
$1.26 billion
2016 –
$916 million
Maturity schedule 2017 -
2019
as of December 31, 2016
$s in billions
1)
Includes serviced by other portfolio.
(1)
25
Proactive mitigation efforts
Initiated comprehensive mitigation plan to
manage exposure and assist customers through
reset by offering alternative
financing/forbearance options
Begin reaching out two years in advance of
maturity dates
Policies, procedures and monitoring
requirements; guidance on TDR/collateral
dependency recognition
Enhanced product to maximize customer
options –
new 30-year, high-LTV HE loan
product
Proactive assessment of unused lines before
maturity to manage higher-risk customers
2017-2019 Maturing Population:
36% Sr. Lien; 79% <80% CLTV; 66% >740 FICO
92% <80% CLTV or >740 FICO
Charged-off
30+ Delinquent
Loan modification
Current without changes
Paid off
CFG refinance
26%
34%
29%
6%
3%
3%
42%
28%
21%
3%
3%
2%
49%
21%
24%
1%
4%
1%

$1,426
$1,386
$1,964
$2,187
$2,220
765
774
768
768
767
4Q15
1Q16
2Q16
3Q16
4Q16
Origination volume
WA FICO

Citizens Financial Group, Inc.

Core mortgage portfolio overview
Highlights
Jumbo mortgages originated primarily within the
Bank’s lending footprint
Predominately in-footprint with a
weighted-average refreshed portfolio FICO score of
779 and CLTV of 63%
4Q16 originations of $2.2 billion with weighted-
average FICO of 767 and yield of 3.28%
OREO portfolio of 135 units at $17.0 million
4Q16 $14.9
billion core mortgage portfolio
by Refreshed
CLTV
by Refreshed FICO
$s in billions
2013
2014
2015
2016
Period-end loans
$9.0
$11.5
$12.6
$14.9
Average loans
$8.6
$10.3
$12.0
$13.8
30-Day past due %
4.68%
3.44%
2.58%
1.80%
NPL
%
3.66%
2.64%
2.30%
0.88%
NCO %
0.38%
0.16%
0.07%
0.08%
600-649
650-699
700-749
<600
90-100%
71-79%
80-89%
100%+
Origination detail
$s in millions
Note: Excludes $173 million of non-core mortgage loans as of December 31, 2016.
1)
Portfolio
balances
as
of
December
31,
2016.
Based
on
most
current
available
FICO
scores
and
collateral
value.
Loan
term,
lien
position,
risk
rating,
property
type,
industry
sector and geographic stratifications current as of December 31, 2016, as applicable.
(1)
(1)
750-799
<70%
800+
26
61%
28%
7%
3%
1%
2%
2%
5%
16%
32%
43%
73%
73%
75%
74%
73%
WA LTV

Auto portfolio credit metrics

Auto
Finance
portfolio
–
purchase
only, no
leasing, weighted-average FICO score
of 730
4Q16 originations of $1.4 billion with
weighted-average FICO score of 747 and
weighted-average yield of 3.88%
68% of the portfolio has a FICO score of
greater than 700, 54%
72 months and
64% are new-car loans
Nearly 70% of the portfolio secured by
pickups, SUVs or CUVs with only 13%
secured
by
midsize
vehicles
(3)
76-
to 84-month term originations have a
weighted-average FICO score of 767
Highlights
601-649
650-699
700-749
750-799
800
by Refreshed FICO score
36
37-48
49-60
76-84
61-63
64-66
67-72
73-75
by Origination LTV
80-89%
90-99%
100-109%
110-119%
120%
80%
600
1)
Assumes that for loans where refreshed FICO score information not available, the balance stratification is consistent with the remainder of the portfolio.
2)
Portfolio balances as of December 31, 2016. Based on most current available FICO scores. LTV ratio, loan term, lien position, risk rating, property type, industry sector and geographic stratifications current as of December 31, 2016, as applicable. LTV calculated utilizing actual invoice amount or Kelley Blue Book value.
3)
Portfolio collateral mix as of April 30, 2017.
(1)
(1,2)
Auto + SCUSA Originations
$s in billions
(2)
4Q16 $13.9
billion Auto portfolio
% new car
64%
$s in billions
2013
2014
2015
2016
Period-end loans
$9.4
$12.7
$13.8
$13.9
Average loans
$8.9
$11.0
$13.5
$14.0
30-Day past due %
0.52%
0.83%
1.35%
1.74%
NPL
%
0.18%
0.17%
0.30%
0.36%
NCO %
0.07%
0.21%
0.51%
0.68%
(2)
(2)
by Term
(2)
(months)
5%
9%
18%
24%
23%
21%
15%
15%
20%
22%
16%
12%
1%
1%
13%
2%
1%
36%
25%
21%
99%
99%
99%
97%
97%
WA LTV
$1.3
$1.4
$1.6
$1.4
$1.2
$1.5
$1.5
$1.8
$1.6
$1.4
748
749
746
746
747
4Q15
1Q16
2Q16
3Q16
4Q16
Organic Auto
SCUSA
$0.2
$0.1
$0.2
$0.2
$0.2
WA FICO

700-739
Core education finance portfolio overview
Highlights
by Refreshed FICO
Note: YoY delinquency and NPL improvement driven by sale of FFELP loans in 3Q 2014.
Previous origination data was based on amounts disbursed to students per quarter and represented balance sheet loan growth. Current data represents full amounts originated per quarter that have been committed to borrowers.
1)
Portfolio
balances
as
of
December
31,
2016.
Based
on
most
current
available
FICO
scores
and
collateral
value.
Loan
term,
lien
position,
risk
rating,
property
type,
industry
sector
and
geographic stratifications current as of December 31, 2016, as applicable.
Core education finance portfolio average FICO score of 774
and co-sign rate of 49%
95% of InSchool loans co-signed with average FICO of 774
4Q16 InSchool originations of $58 million with average
FICO of 762 and 94% co-sign rate
Total organic refinance portfolio of $2.2 billion with
weighted-average FICO of 780
4Q16 organic refi
product originations of $346 million with
weighted-average FICO of 783
SoFi purchased portfolio balance of $1.6 billion with
average FICO of 773
<650
740-779
650-699
780-799
800-850
by Segment
InSchool
Legacy
run off
Refinance
loan
Acquired
portfolios
(1)
$s in billions
2013
2014
2015
2016
Period-end loans
$1.8
$1.9
$4.0
$6.3
Average loans
$1.5
$1.7
$3.0
$5.3
30-Day past
due %
3.77%
1.13%
0.72%
0.53%
NPL
%
1.80%
0.53%
0.45%
0.25%
NCO %
0.53%
0.37%
0.41%
0.40%
4Q16 $6.3
billion core education finance portfolio
(1)
Origination
Detail
$s in millions
28
95%
93%
83%
96%
94%
38%
39%
36%
33%
33%
In School origination co-sign rate
ERL origination co-sign rate
$267
$345
$359
$700
$436
777
777
781
778
780
4Q15
1Q16
2Q16
3Q16
4Q16
InSchool
ERL
WA Origination FICO
2%
6%
14%
27%
16%
35%
26%
7%
39%
28%

83%
73%
67%
17%
27%
33%
$314
$431
$712
$1,049
1Q16
2Q16
3Q16
4Q16
Consumer unsecured installment
Total
Consumer unsecured*
$s in millions
1Q16
2Q16
3Q16
4Q16
Period-end loans
$314
$431
$712
$1,049
Average loans
$265
$372
$504
$908
30-Day past due %
1.00%
1.48%
1.16%
0.97%
NPL
%
0.00%
0.00%
0.00%
0.02%
NCO %
0.00%
0.00%
0.03%
0.17%
Highlights
Launched merchant partnership financing in 3Q15
and in 2016 expanded our unsecured offerings with
the launch of our consumer unsecured installment
product
Originated ~$1.2 billion unsecured loans in 2016
with weighted-average FICO score of 750
Consumer unsecured installment product focuses on
super prime and high-prime borrowers
Average term 5.5 years with portfolio weighted-
average FICO of 765
Developing strategic partnerships designed around
high-quality merchant partnership offerings
Partnerships utilize loss-sharing arrangements
Apple partnership launched mid-2015
Vivint
Smart Home and HP partnerships launched
in 1Q17
Consumer unsecured portfolio
2016 growth trend
$s in millions
4Q16 merchant partnership portfolio
by origination FICO score
4Q16 consumer unsecured installment
by refreshed FICO score
WA FICO
765
*Note: Excludes credit card and education portfolios.
1)
Product finance portfolio represents strategic partnerships in which Citizens finances the purchase of a partner’s product. Refreshed FICO score not available. FICO scores based on origination.
(1)
800+
780-799
760-779
720-739
700-719
680-699
740-759
WA FICO
749
800+
750-799
700-749
600-649
<600
650-699
29
<680
1%
6%
16%
24%
27%
26%
4%
4%
7%
11%
14%
17%
17%
25%

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data
1Q17
4Q16
3Q16
2Q16
1Q16
$
%
$
%
Noninterest income, adjusted:
Noninterest income (GAAP)
$379
$377
$435
$355
$330
$2
1
%
$49
15
%
Less: Notable items
—
—
67
—
—
—
—
—
—
Noninterest income, adjusted (non-GAAP)
$379
$377
$368
$355
$330
$2
1
%
$49
15
%
Total revenue, adjusted:
Total revenue (GAAP)
A
$1,384
$1,363
$1,380
$1,278
$1,234
$21
2
%
$150
12
%
Less: Notable items
—
—
67
—
—
—
—
—
—
Total revenue, adjusted (non-GAAP)
B
$1,384
$1,363
$1,313
$1,278
$1,234
$21
2
%
$150
12
%
Noninterest expense, adjusted:
Noninterest expense (GAAP)
C
$854
$847
$867
$827
$811
$7
1
%
$43
5
%
Less: Notable items
—
—
36
—
—
—
—
—
—
Noninterest expense, adjusted (non-GAAP)
D
$854
$847
$831
$827
$811
$7
1
%
$43
5
%
Pre-provision profit:
Total revenue (GAAP)
A
$1,384
$1,363
$1,380
$1,278
$1,234
$21
2
%
$150
12
%
Noninterest expense (GAAP)
C
854
847
867
827
811
7
1
43
5
Pre-provision profit (GAAP)
$530
$516
$513
$451
$423
$14
3
%
$107
25
%
Pre-provision profit, adjusted:
Total revenue, adjusted (non-GAAP)
B
$1,384
$1,363
$1,313
$1,278
$1,234
$21
2
%
$150
12
%
Less: Noninterest expense, adjusted (non-GAAP)
D
854
847
831
827
811
7
1
43
5
Pre-provision profit, adjusted (non-GAAP)
$530
$516
$482
$451
$423
$14
3
%
$107
25
%
Income before income tax expense, adjusted:
Income before income tax expense (GAAP)
$434
$414
$427
$361
$332
$20
5
%
$102
31
%
Less: Income before income tax expense (benefit) related to notable items
—
—
31
—
—
—
—
—
—
Income before income tax expense, adjusted (non-GAAP)
$434
$414
$396
$361
$332
$20
5
%
$102
31
%
Income tax expense and effective income tax rate, adjusted:
Income tax expense (GAAP)
$114
$132
$130
$118
$109
($18)
(14%)
$5
5
%
Less: Income tax expense (benefit) related to notable items
—
—
12
—
—
—
—
—
—
Income tax expense, adjusted (non-GAAP)
$114
$132
$118
$118
$109
($18)
(14%)
$5
5
%
Net income, adjusted:
Net income (GAAP)
E
$320
$282
$297
$243
$223
$38
13
%
$97
43
%
Add: Notable items, net of income tax expense (benefit)
—
—
(19)
—
—
—
—
—
—
Net income, adjusted (non-GAAP)
F
$320
$282
$278
$243
$223
$38
13
%
$97
43
%
Net income available to common stockholders, adjusted:
Net income available to common stockholders (GAAP)
G
$313
$282
$290
$243
$216
$31
11%
$97
45
%
Add: Notable items, net of income tax expense (benefit)
—
—
(19)
—
—
—
—
—
—
Net income available to common stockholders, adjusted (non-GAAP)
H
$313
$282
$271
$243
$216
$31
11
%
$97
45
%
4Q16
1Q16
QUARTERLY TRENDS
1Q17 Change

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data
1Q17
4Q16
3Q16
2Q16
1Q16
$/bps
%
$/bps
%
Operating leverage:
Total revenue (GAAP)
A
$1,384
$1,363
$1,380
$1,278
$1,234
$21
1.54
%
$150
12.16
%
Less: Noninterest expense (GAAP)
C
854
847
867
827
811
7
0.83
43
5.30
Operating leverage
0.71
%
6.86
%
Operating leverage, adjusted:
Total revenue, adjusted (non-GAAP)
B
$1,384
$1,363
$1,313
$1,278
$1,234
$21
1.54
%
$150
12.16
%
Less: Noninterest expense, adjusted (non-GAAP)
D
854
847
831
827
811
7
0.83
43
5.30
Operating leverage, adjusted (non-GAAP)
0.71
%
6.86
%
Efficiency ratio and efficiency ratio, adjusted:
Efficiency ratio
C/A
61.68
%
62.18
%
62.88
%
64.71
%
65.66
%
(50)
bps
(398)
bps
Efficiency ratio, adjusted (non-GAAP)
D/B
61.68
62.18
63.31
64.71
65.66
(50)
bps
(398)
bps
Return on average common equity and return on average common equity, adjusted:
Average common equity (GAAP)
I
$19,460
$19,645
$19,810
$19,768
$19,567
($185)
(1%)
($107)
(1%)
Return on average common equity
G/I
6.52
%
5.70
%
5.82
%
4.94
%
4.45
%
82
bps
207
bps
Return on average common equity, adjusted (non-GAAP)
H/I
6.52
5.70
5.44
4.94
4.45
82
bps
207
bps
Return on average tangible common equity and return on average tangible common equity, adjusted:
Average common equity (GAAP)
I
$19,460
$19,645
$19,810
$19,768
$19,567
($185)
(1%)
($107)
(1%)
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
—
—
—
—
Less: Average other intangibles (GAAP)
—
1
1
2
3
(1)
(100)
(3)
(100)
Add: Average deferred tax liabilities related to goodwill (GAAP)
531
523
509
496
481
8
2
50
10
Average tangible common equity
J
$13,115
$13,291
$13,442
$13,386
$13,169
($176)
(1%)
($54)
—%
Return on average tangible common equity
G/J
9.68
%
8.43
%
8.58
%
7.30
%
6.61
%
125
bps
307
bps
Return on average tangible common equity, adjusted (non-GAAP)
H/J
9.68
8.43
8.02
7.30
6.61
125
bps
307
bps
Return on average total assets and return on average total assets, adjusted:
Average total assets (GAAP)
K
$148,786
$147,315
$144,399
$142,179
$138,780
$1,471
1
%
$10,006
7
%
Return on average total assets
E/K
0.87
%
0.76
%
0.82
%
0.69
%
0.65
%
11
bps
22
bps
Return on average total assets, adjusted (non-GAAP)
F/K
0.87
0.76
0.77
0.69
0.65
11
bps
22
bps
Return on average total tangible assets and return on average total tangible assets, adjusted:
Average total assets (GAAP)
K
$148,786
$147,315
$144,399
$142,179
$138,780
$1,471
1
%
$10,006
7
%
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
—
—
—
—
Less: Average other intangibles (GAAP)
—
1
1
2
3
(1)
(100)
(3)
(100)
Add: Average deferred tax liabilities related to goodwill (GAAP)
531
523
509
496
481
8
2
50
10
Average tangible assets
L
$142,441
$140,961
$138,031
$135,797
$132,382
$1,480
1
%
$10,059
8
%
Return on average total tangible assets
E/L
0.91
%
0.79
%
0.86
%
0.72
%
0.68
%
12
bps
23
bps
Return on average total tangible assets, adjusted (non-GAAP)
F/L
0.91
0.79
0.80
0.72
0.68
12
bps
23
bps
QUARTERLY TRENDS
1Q17 Change
4Q16
1Q16

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data
1Q17
4Q16
3Q16
2Q16
1Q16
$/bps
%
$/bps
%
Tangible book value per common share:
Common shares -
at end of period (GAAP)
M
509,515,646
511,954,871
518,148,345
529,094,976
528,933,727
(2,439,225)
—%
(19,418,081)
(4%)
Common stockholders' equity (GAAP)
$19,600
$19,499
$19,934
$19,979
$19,718
$101
1
($118)
(1)
Less: Goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
—
—
—
—
Less: Other intangible assets (GAAP)
—
1
1
2
3
(1)
(100)
(3)
(100)
Add: Deferred tax liabilities related to goodwill (GAAP)
534
532
519
507
494
2
—
40
8
Tangible common equity
N
$13,258
$13,154
$13,576
$13,608
$13,333
$104
1
%
($75)
(1%)
Tangible book value per common share
N/M
$26.02
$25.69
$26.20
$25.72
$25.21
$0.33
1
%
$0.81
3
%
Net income per average common share -
basic and diluted, adjusted:
Average common shares outstanding -
basic (GAAP)
O
509,451,450
512,015,920
519,458,976
528,968,330
528,070,648
(2,564,470)
(1%)
(18,619,198)
(4%)
Average common shares outstanding -
diluted (GAAP)
P
511,348,200
513,897,085
521,122,466
530,365,203
530,446,188
(2,548,885)
—
(19,097,988)
(4)
Net income available to common stockholders (GAAP)
G
$313
$282
$290
$243
$216
$31
11
$97
45
Net income per average common share -
basic (GAAP)
G/O
0.61
0.55
0.56
0.46
0.41
0.06
11
0.20
49
Net income per average common share -
diluted (GAAP)
G/P
0.61
0.55
0.56
0.46
0.41
0.06
11
0.20
49
Net income available to common stockholders, adjusted (non-GAAP)
H
313
282
271
243
216
31
11
97
45
Net income per average common share -
basic, adjusted (non-GAAP)
H/O
0.61
0.55
0.52
0.46
0.41
0.06
11
0.20
49
Net income per average common share -
diluted, adjusted (non-GAAP)
H/P
0.61
0.55
0.52
0.46
0.41
0.06
11
0.20
49
Pro forma Basel III fully phased-in common equity tier 1 capital ratio
1
:
Common equity tier 1 capital (regulatory)
$13,941
$13,822
$13,763
$13,768
$13,570
Less: Change in DTA and other threshold deductions (GAAP)
—
—
—
1
1
Pro forma Basel III fully phased-in common equity tier 1 capital
Q
$13,941
$13,822
$13,763
$13,767
$13,569
Risk-weighted assets (regulatory general risk weight approach)
$124,881
$123,857
$121,612
$119,492
$116,591
Add: Net change in credit and other risk-weighted assets (regulatory)
247
244
228
228
232
Pro forma Basel III standardized approach risk-weighted assets
R
$125,128
$124,101
$121,840
$119,720
$116,823
Pro forma Basel III fully phased-in common equity tier 1 capital ratio
1
Q/R
11.1
%
11.1
%
11.3
%
11.5
%
11.6
%
QUARTERLY TRENDS
1Q17 Change
4Q16
1Q16
1
Basel III ratios assume certain definitions impacting qualifying Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015.

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data
1Q17
4Q16
3Q16
2Q16
1Q16
$
%
$
%
Other income, adjusted
Other income (GAAP)
$24
$25
$87
$15
$20
($1)
(4%)
$4
20
%
Less: Notable items
—
—
67
—
—
—
—
—
—
Other income, adjusted (non-GAAP)
$24
$25
$20
$15
$20
($1)
(4%)
$4
20
%
Salaries and employee benefits, adjusted:
Salaries and employee benefits (GAAP)
$444
$420
$432
$432
$425
$24
6
%
$19
4
%
Less: Notable items
—
—
11
—
—
—
—
—
—
Salaries and employee benefits, adjusted (non-GAAP)
$444
$420
$421
$432
$425
$24
6
%
$19
4
%
Outside services, adjusted:
Outside services (GAAP)
$91
$98
$102
$86
$91
($7)
(7%)
$—
—%
Less: Notable items
—
—
8
—
—
—
—
—
—
Outside services, adjusted (non-GAAP)
$91
$98
$94
$86
$91
($7)
(7%)
$—
—%
Occupancy, adjusted:
Occupancy (GAAP)
$82
$77
$78
$76
$76
$5
6
%
$6
8
%
Less: Notable items
—
—
—
—
—
—
—
—
—
Occupancy, adjusted (non-GAAP)
$82
$77
$78
$76
$76
$5
6
%
$6
8
%
Equipment expense, adjusted:
Equipment expense (GAAP)
$67
$69
$65
$64
$65
($2)
(3%)
$2
3
%
Less: Notable items
—
—
—
—
—
—
—
—
—
Equipment expense, adjusted (non-GAAP)
$67
$69
$65
$64
$65
($2)
(3%)
$2
3
%
Amortization of software, adjusted:
Amortization of software (GAAP)
$44
$44
$46
$41
$39
$—
—%
$5
13
%
Less: Notable items
—
—
3
—
—
—
—
—
—
Amortization of software, adjusted (non-GAAP)
$44
$44
$43
$41
$39
$—
—%
$5
13
%
Other operating expense, adjusted:
Other operating expense (GAAP)
$126
$139
$144
$128
$115
($13)
(9%)
$11
10
%
Less: Notable items
—
—
14
—
—
—
—
—
—
Other operating expense, adjusted (non-GAAP)
$126
$139
$130
$128
$115
($13)
(9%)
$11
10
%
4Q16
1Q16
QUARTERLY TRENDS
1Q17 Change

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data
2016
2015
2014
$
%
Noninterest income, adjusted:
Noninterest income (GAAP)
$1,497
$1,422
$1,678
$75
5
%
Less: Special items
—
—
288
—
—
Less: Notable items
67
—
—
67
100
Noninterest income, adjusted (non-GAAP)
$1,430
$1,422
$1,390
$8
1
%
Total revenue, adjusted:
Total revenue (GAAP)
A
$5,255
$4,824
$4,979
$431
9
%
Less: Special items
—
—
288
—
—
Less: Notable items
67
—
—
67
100
Total revenue, adjusted (non-GAAP)
B
$5,188
$4,824
$4,691
$364
8
%
Noninterest expense, adjusted:
Noninterest expense (GAAP)
C
$3,352
$3,259
$3,392
$93
3
%
Less: Restructuring charges and special items
—
50
169
(50)
(100)
Less: Notable items
36
—
—
36
100
Noninterest expense, adjusted (non-GAAP)
D
$3,316
$3,209
$3,223
$107
3
%
Pre-provision profit, adjusted:
Total revenue, adjusted (non-GAAP)
$5,188
$4,824
$4,691
$364
8
%
Less: Noninterest expense, adjusted (non-GAAP)
3,316
3,209
3,223
107
3
Pre-provision profit, adjusted (non-GAAP)
$1,872
$1,615
$1,468
$257
16
%
Income before income tax expense, adjusted:
Income before income tax expense (GAAP)
E
$1,534
$1,263
$1,268
$271
21
%
Less: Income before income tax expense (benefit) related to restructuring charges and special items
—
(50)
119
50
100
Less: Income before income tax expense (benefit) related to notable items
31
—
—
31
100
Income before income tax expense, adjusted (non-GAAP)
F
$1,503
$1,313
$1,149
$190
14
%
Income tax expense, adjusted:
Income tax expense (GAAP)
G
$489
$423
$403
$66
16
%
Less: Income tax expense (benefit) related to restructuring charges and special items
—
(19)
44
19
100
Less: Income tax expense (benefit) related to notable items
12
—
—
12
100
Income tax expense, adjusted (non-GAAP)
H
$477
$442
$359
$35
8
%
Net income, adjusted:
Net income (GAAP)
I
$1,045
$840
$865
$205
24
%
Add: Restructuring charges and special items, net of income tax expense (benefit)
—
31
(75)
(31)
(100)
Add: Notable items, net of income tax expense (benefit)
(19)
—
—
(19)
(100)
Net income, adjusted (non-GAAP)
J
$1,026
$871
$790
$155
18
%
Net income available to common stockholders, adjusted:
Net income available to common stockholders (GAAP)
K
$1,031
$833
$865
$198
24
%
Add: Restructuring charges and special items, net of income tax expense (benefit)
—
31
(75)
(31)
(100)
Add: Notable items, net of income tax expense (benefit)
(19)
—
—
(19)
(100)
Net income available to common stockholders, adjusted (non-GAAP)
L
$1,012
$864
$790
$148
17
%
Effective income tax rate, adjusted:
Effective income tax rate
G/E
31.88%
33.52%
(164)
bps
Effective income tax rate, adjusted:
H/F
31.74

33.67

(193)
bps
FULL YEAR
2016 Change
2015

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data
2016
2015
2014
$/bps
%
Operating leverage:
Total revenue (GAAP)
A
$5,255
$4,824
$431
8.93
%
Less: Noninterest expense (GAAP)
C
3,352
3,259
93
2.85
Operating leverage
6.08
%
Operating leverage, adjusted:
Total revenue, adjusted (non-GAAP)
B
$5,188
$4,824
$364
7.55
%
Less: Noninterest expense, adjusted (non-GAAP)
D
3,316
3,209
107
3.33
Operating leverage, adjusted (non-GAAP)
4.22
%
Efficiency ratio and efficiency ratio, adjusted:
Efficiency ratio
C/A
63.80
%
67.56
%
68.12
%
(376)
bps
Efficiency ratio, adjusted (non-GAAP)
D/B
63.92
66.52
68.70
(260)
bps
Return on average common equity and return on average common equity, adjusted:
Average common equity (GAAP)
M
$19,698
$19,354
$19,399
$344
2
%
Return on average common equity
K/M
5.23
%
4.30
%
4.46
%
93
bps
Return on average common equity, adjusted (non-GAAP)
L/M
5.14
4.46
4.07
68
bps
Return on average tangible common equity and return on average tangible common equity, adjusted:
Average common equity (GAAP)
M
$19,698
$19,354
$19,399
$344
2
%
Less: Average goodwill (GAAP)
6,876
6,876
6,876
—
—
Less: Average other intangibles (GAAP)
2
4
7
(2)
(50)
Add: Average deferred tax liabilities related to goodwill (GAAP)
502
445
377
57
13
Average tangible common equity
N
$13,322
$12,919
$12,893
$403
3
%
Return on average tangible common equity
K/N
7.74
%
6.45
%
6.71
%
129
bps
Return on average tangible common equity, adjusted (non-GAAP)
L/N
7.60
6.69
6.13
91
bps
Return on average total assets and return on average total assets, adjusted:
Average total assets (GAAP)
O
$143,183
$135,070
$127,624
$8,113
6
%
Return on average total assets
I/O
0.73
%
0.62
%
0.68
%
11
bps
Return on average total assets, adjusted (non-GAAP)
J/O
0.72
0.64
0.62
%
8
bps
Return on average total tangible assets and return on average total tangible assets, adjusted:
Average total assets (GAAP)
O
$143,183
$135,070
$127,624
$8,113
6
%
Less: Average goodwill (GAAP)
6,876
6,876
6,876
—
—
Less: Average other intangibles (GAAP)
2
4
7
(2)
(50)
Add: Average deferred tax liabilities related to goodwill (GAAP)
502
445
377
57
13
Average tangible assets
P
$136,807
$128,635
$121,118
$8,172
6
%
Return on average total tangible assets
I/P
0.76
%
0.65
%
0.71
%
11
bps
Return on average total tangible assets, adjusted (non-GAAP)
J/P
0.75
0.68
0.65
7
bps
FULL YEAR
2016 Change
2015

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data
2016
2015
2014
$/bps
%
Tangible book value per common share:
Common shares - at end of period (GAAP)
Q
511,954,871
527,774,428
545,884,519
(15,819,557)
(3%)
Common stockholders' equity (GAAP)
$19,499
$19,399
$19,268
$100
1
Less: Goodwill (GAAP)
6,876
6,876
6,876
—
—
Less: Other intangible assets (GAAP)
1
3
6
(2)
(67)
Add: Deferred tax liabilities related to goodwill (GAAP)
532
480
420
52
11
Tangible common equity
R
$13,154
$13,000
$12,806
$154
1
%
Tangible book value per common share
R/Q
$25.69
$24.63
$23.46
$1.06
4
%
Net income per average common share -  basic and diluted, adjusted:
Average common shares outstanding - basic (GAAP)
S
522,093,545
535,599,731
556,674,146
(13,506,186)
(3%)
Average common shares outstanding - diluted (GAAP)
T
523,930,718
538,220,898
557,724,936
(14,290,180)
(3)
Net income available to common stockholders (GAAP)
K
$1,031
$833
$865
$198
24
Net income per average common share -  basic (GAAP)
K/S
1.97
1.55
1.55
0.42
27
Net income per average common share -  diluted (GAAP)
K/T
1.97
1.55
1.55
0.42
27
Net income available to common stockholders, adjusted (non-GAAP)
L
1,012
864
790
148
17
Net income per average common share -  basic, adjusted (non-GAAP)
L/S
1.94
1.61
1.42
0.33
20
Net income per average common share -  diluted, adjusted (non-GAAP)
L/T
1.93
1.61
1.42
0.32
20
FULL YEAR
2016 Change
2015

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data
FULL YEAR
2016
2015
2014
Consumer
Banking
Commercial
Banking
Total
Consumer and
Commercial
Banking
Consumer
Banking
Commercial
Banking
Total
Consumer and
Commercial
Banking
Consumer
Banking
Commercial
Banking
Total
Consumer and
Commercial
Banking
Net income (GAAP)
A
$345
$631
$976
$262
$579
$841
$182
$561
$743
Risk-adjusted regulatory capital
B
$5,166
$5,071
$10,237
$4,739
$4,666
$9,405
$4,665
$4,174
$8,839
Return on adjusted regulatory capital
A/B
6.68%
12.44%
9.53%
5.53%
12.41%
8.94%
3.90%
13.43%
8.40%

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data
Consumer
Commercial
Other
Consolidated
Consumer
Commercial
Other
Consolidated
Consumer
Commercial
Other
Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)
A
$95
$180
$45
$320
$92
$172
$18
$282
$92
$162
$43
$297
Less: Preferred stock dividends
—
—
7
7
—
—
—
—
—
—
7
7
Net income available to common stockholders
B
$95
$180
$38
$313
$92
$172
$18
$282
$92
$162
$36
$290
Return on average tangible common equity:
Average common equity (GAAP)
$5,460
$5,528
$8,472
$19,460
$5,275
$5,278
$9,092
$19,645
$5,190
$5,172
$9,448
$19,810
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
—
—
—
—
1
1
—
—
1
1
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
531
531
—
—
523
523
—
—
509
509
Average tangible common equity
C
$5,460
$5,528
$2,127
$13,115
$5,275
$5,278
$2,738
$13,291
$5,190
$5,172
$3,080
$13,442
Return on average tangible common equity
B/C
7.06
%
13.18
%
NM
9.68
%
6.97
%
12.94
%
NM
8.43
%
7.04
%
12.50
%
NM
8.58
%
Return on average total tangible assets:
Average total assets (GAAP)
$58,660
$49,243
$40,883
$148,786
$58,066
$48,024
$41,225
$147,315
$56,689
$47,902
$39,808
$144,399
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
—
—
—
—
1
1
—
—
1
1
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
531
531
—
—
523
523
—
—
509
509
Average tangible assets
D
$58,660
$49,243
$34,538
$142,441
$58,066
$48,024
$34,871
$140,961
$56,689
$47,902
$33,440
$138,031
Return on average total tangible assets
A/D
0.66
%
1.48
%
NM
0.91
%
0.63
%
1.42
%
NM
0.79
%
0.64
%
1.35
%
NM
0.86
%
Efficiency ratio:
Noninterest expense (GAAP)
E
$647
$190
$17
$854
$649
$187
$11
$847
$650
$181
$36
$867
Net interest income (GAAP)
638
346
21
1,005
639
347
—
986
621
327
(3)
945
Noninterest income (GAAP)
220
134
25
379
227
122
28
377
229
123
83
435
Total revenue (GAAP)
F
$858
$480
$46
$1,384
$866
$469
$28
$1,363
$850
$450
$80
$1,380
Efficiency ratio
E/F
75.41
%
39.80
%
NM
61.68
%
74.90
%
39.83
%
NM
62.18
%
76.46
%
40.21
%
NM
62.88
%
Consumer
Commercial
Other
Consolidated
Consumer
Commercial
Other
Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)
A
$90
$164
($11)
$243
$71
$133
$19
$223
Less: Preferred stock dividends
—
—
—
—
—
—
7
7
Net income available to common stockholders
B
$90
$164
($11)
$243
$71
$133
$12
$216
Return on average tangible common equity:
Average common equity (GAAP)
$5,110
$5,040
$9,618
$19,768
$5,089
$4,790
$9,688
$19,567
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
2
2
—
—
3
3
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
496
496
—
—
481
481
Average tangible common equity
C
$5,110
$5,040
$3,236
$13,386
$5,089
$4,790
$3,290
$13,169
Return on average tangible common equity
B/C
7.09
%
13.04
%
NM
7.30
%
5.59
%
11.19
%
NM
6.61
%
Return on average total tangible assets:
Average total assets (GAAP)
$55,660
$47,388
$39,131
$142,179
$55,116
$45,304
$38,360
$138,780
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
2
2
—
—
3
3
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
496
496
—
—
481
481
Average tangible assets
D
$55,660
$47,388
$32,749
$135,797
$55,116
$45,304
$31,962
$132,382
Return on average total tangible assets
A/D
0.65
%
1.39
%
NM
0.72
%
0.52
%
1.18
%
NM
0.68
%
Efficiency ratio:
Noninterest expense (GAAP)
E
$632
$186
$9
$827
$616
$187
$8
$811
Net interest income (GAAP)
602
314
7
923
581
300
23
904
Noninterest income (GAAP)
219
122
14
355
208
99
23
330
Total revenue (GAAP)
F
$821
$436
$21
$1,278
$789
$399
$46
$1,234
Efficiency ratio
E/F
76.98
%
42.88
%
NM
64.71
%
78.08
%
46.74
%
NM
65.66
%
2017
2016
2016
THREE MONTHS ENDED MAR 31,
THREE MONTHS ENDED DEC 31,
THREE MONTHS ENDED SEPT 30,
THREE MONTHS ENDED JUNE 30,
THREE MONTHS ENDED MAR 31,
2016
2016

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data
1Q17
4Q16
1Q16
$/bps
%
$/bps
%
Income before income tax expense (GAAP)
A
$434
$414
$332
$20
4.8
%
$102
30.7
%
Income tax expense and effective income tax rate, underlying:
Income tax expense (GAAP)
B
$114
$132
$109
($18)
(13.6)%
$5
4.6
%
Less: Settlement of certain state tax matters
(23)
—
—
(23)
(100.0)
(23)
(100.0)
Income tax expense, underlying
C
$137
$132
$109
$5
3.8
%
$28
25.7
%
Effective income tax rate (GAAP)
B/A
26.36
%
31.90
%
32.87
%
(554)
bps
(651)
bps
Effective income tax rate, underlying
C/A
31.56
31.90
32.87
(34)
bps
(131)
bps
Net income, underlying:
Net income (GAAP)
D
$320
$282
$223
$38
13.5
%
$97
43.5
%
Less: Settlement of certain state tax matters
23
—
—
23
100.0
23
100.0
Net income, underlying
E
$297
$282
$223
$15
5.3
%
$74
33.2
%
Net income available to common stockholders, underlying:
Net income available to common stockholders (GAAP)
F
$313
$282
$216
$31
11.0
%
$97
44.9
%
Less: Settlement of certain state tax matters
23
—
—
23
100.0
23
100.0
Net income available to common stockholders, underlying
G
$290
$282
$216
$8
2.8
%
$74
34.3
%
Return on average common equity and return on average common equity, underlying:
Average common equity (GAAP)
H
$19,460
$19,645
$19,567
($185)
(0.9)%
($107)
(0.5)%
Return on average common equity
F/H
6.52
%
5.70
%
4.45
%
82
bps
207
bps
Return on average common equity, underlying
G/H
6.05
5.70
4.45
35
bps
160
bps
Average common equity (GAAP)
H
$19,460
$19,645
$19,567
($185)
(0.9)%
($107)
(0.5)%
Less: Average goodwill (GAAP)
6,876
6,876
6,876
—
—
—
—
Less: Average other intangibles (GAAP)
—
1
3
(1)
(100.0)
(3)
(100.0)
Add: Average deferred tax liabilities related to goodwill (GAAP)
531
523
481
8
1.5
50
10.4
Average tangible common equity
I
$13,115
$13,291
$13,169
($176)
(1.3)%
($54)
(0.4)%
Return on average tangible common equity
F/I
9.68
%
8.43
%
6.61
%
125
bps
307
bps
Return on average tangible common equity, underlying
G/I
8.98
8.43
6.61
55
bps
237
bps
Return on average total assets and return on average total assets, underlying:
Average total assets (GAAP)
J
$148,786
$147,315
$138,780
$1,471
1.0
%
$10,006
7.2
%
Return on average total assets
D/J
0.87
%
0.76
%
0.65
%
11
bps
22
bps
Return on average total assets, underlying
E/J
0.81
0.76
0.65
5
bps
16
bps
Return on average total tangible assets and return on average total tangible assets, underlying:
Average total assets (GAAP)
J
$148,786
$147,315
$138,780
$1,471
1.0
%
$10,006
7.2
%
Less: Average goodwill (GAAP)
6,876
6,876
6,876
—
—
—
—
Less: Average other intangibles (GAAP)
—
1
3
(1)
(100.0)
(3)
(100.0)
Add: Average deferred tax liabilities related to goodwill (GAAP)
531
523
481
8
1.5
50
10.4
Average tangible assets
K
$142,441
$140,961
$132,382
$1,480
1.0
%
$10,059
7.6
%
Return on average total tangible assets
D/K
0.91
%
0.79
%
0.68
%
12
bps
23
bps
Return on average total tangible assets, underlying
E/K
0.85
0.79
0.68
6
bps
17
bps
Net income per average common share
-
basic
and
diluted,
underlying:
Average common shares outstanding -
basic (GAAP)
L
509,451,450
512,015,920
528,070,648
(2,564,470)
(0.5)%
(18,619,198)
(3.5)%
Average common shares outstanding -
diluted (GAAP)
M
511,348,200
513,897,085
530,446,188
(2,548,885)
(0.5)
(19,097,988)
(3.6)
Net income available to common stockholders (GAAP)
F
$313
$282
$216
$31
11.0
$97
44.9
Net income per average common share
-
basic
(GAAP)
F/L
0.61
0.55
0.41
0.06
10.9
0.20
48.8
Net income per average common share
-
diluted
(GAAP)
F/M
0.61
0.55
0.41
0.06
10.9
0.20
48.8
Net income available to common stockholders,
underlying
G
290
282
216
8
2.8
74
34.3
Net income per average common share
-
basic,
underlying
G/L
0.57
0.55
0.41
0.02
3.6
0.16
39.0
Net income per average common share
-
diluted,
underlying
G/M
0.57
0.55
0.41
0.02
3.6
0.16
39.0
QUARTERLY TRENDS
1Q17 Change
4Q16
1Q16
Return on average
tangible common
equity
and
return on
average
tangible
common
equity,
underlying:

Key performance metrics, Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data
MAR. 31,
DEC. 31,
SEP. 30,
JUNE 30,
MAR. 31,
DEC. 31,
SEP. 30,
JUNE 30,
MAR. 31,
DEC. 31,
SEP. 30,
JUNE 30,
MAR. 31,
DEC. 31,
SEP. 30,
2017
2016
2016
2016
2016
2015
2015
2015
2015
2014
2014
2014
2014
2013
2013
Total revenue, adjusted:
Total revenue (GAAP)
A
$1,384
$1,363
$1,380
$1,278
$1,234
$1,232
$1,209
$1,200
$1,183
$1,179
$1,161
$1,473
$1,166
$1,158
$1,153
Less: Special items
—
—
—
—
—
—
—
—
—
—
—
288
—
—
—
Less: Notable items
—
—
67
—
—
—
—
—
—
—
—
—
—
—
—
Total revenues, adjusted (non-GAAP)
B
$1,384
$1,363
$1,313
$1,278
$1,234
$1,232
$1,209
$1,200
$1,183
$1,179
$1,161
$1,185
$1,166
$1,158
$1,153
Noninterest expense, adjusted:
Noninterest expense (GAAP)
C
$854
$847
$867
$827
$811
$810
$798
$841
$810
$824
$810
$948
$810
$818
$788
Less: Restructuring charges and special items
—
—
—
—
—
—
—
40
10
33
21
115
—
26
—
Less: Notable items
—
—
36
—
—
—
—
—
—
—
—
—
—
—
—
Noninterest expense, adjusted (non-GAAP)
D
$854
$847
$831
$827
$811
$810
$798
$801
$800
$791
$789
$833
$810
$792
$788
Efficiency ratio and efficiency ratio, adjusted:
Efficiency ratio
C/A
62
%
62
%
63
%
65
%
66
%
66
%
66
%
70
%
68
%
70
%
70
%
64
%
69
%
71
%
68
%
Efficiency ratio, adjusted (non-GAAP)
D/B
62
Add: Notable items, net of income tax expense (benefit)
62
63
65
66
66
66
67
68
67
68
70
69
68
68
Net income, adjusted:
Net income (GAAP)
E
$320
$282
$297
$243
$223
$221
$220
$190
$209
$197
$189
$313
$166
$152
$144
Add: Restructuring charges and special items, net of income tax expense (benefit)
—
—
—
—
—
—
—
25
6
20
13
(108)
—
17
—
Add: Notable items, net of income tax expense (benefit)
—
—
(19)
—
—
—
—
—
—
—
—
—
—
—
—
Net income, adjusted (non-GAAP)
F
$320
$282
$278
$243
$223
$221
$220
$215
$215
$217
$202
$205
$166
$169
$144
Net
income
per
average
common
share
-
diluted,
and
net
income
per
average
common
share
-
diluted,
adjusted
Net income available to common stockholders (GAAP)
G
$313
$282
$290
$243
$216
$221
$213
$190
$209
$197
$189
$313
$166
$152
$144
Add: Restructuring charges and special items, net of income tax expense (benefit)
—
—
—
—
—
—
—
25
6
20
13
(108)
—
17
—
—
—
(19)
—
—
—
—
—
—
—
—
—
—
—
—
Net income available to common stockholders, adjusted (non-GAAP)
H
$313
$282
$271
$243
$216
$221
$213
$215
$215
$217
$202
$205
$166
$169
$144
Average
common
shares
outstanding
-
diluted
(GAAP)
P
511,348,200
513,897,085
521,122,466
530,365,203
530,446,188
530,275,673
533,398,158
539,909,366
549,798,717
550,676,298
560,243,747
559,998,324
559,998,324
559,998,324
559,998,324
Net
income
per
average
common
share
-
diluted
G/P
$0.61
$0.55
$0.56
$0.46
$0.41
$0.42
$0.40
$0.35
$0.38
$0.36
$0.34
$0.56
$0.30
$0.27
$0.26
Net
income
per
average
common
share
-
diluted,
adjusted
(non-GAAP)
H/P
0.61
0.55
0.52
0.46
0.41
0.42
0.40
0.40
0.39
0.39
0.36
0.37
0.30
0.30
0.26
Return on average tangible common equity and return on average tangible common equity, adjusted:
Average
common equity (GAAP)
$19,460
$19,645
$19,810
$19,768
$19,567
$19,359
$19,261
$19,391
$19,407
$19,209
$19,411
$19,607
$19,370
$19,364
$19,627
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
Less: Average other intangibles (GAAP)
—
1
1
2
3
3
4
5
5
6
6
7
7
8
9
Add: Average deferred tax liabilities related to goodwill (GAAP)
531
523
509
496
481
468
453
437
422
403
384
369
351
342
325
Average tangible common equity
J
$13,115
$13,291
$13,442
$13,386
$13,169
$12,948
$12,834
$12,947
$12,948
$12,730
$12,913
$13,093
$12,838
$12,822
$13,067
Return on average tangible common equity
G/J
9.68
%
8.43
%
8.58
%
7.30
%
6.61
%
6.75
%
6.60
%
5.90
%
6.53
%
6.12
%
5.81
%
9.59
%
5.24
%
4.71
%
4.34
%
Return on average tangible common equity, adjusted (non-GAAP)
H/J
9.68
8.43
8.02
7.30
6.61
6.75
6.60
6.67
6.73
6.76
6.22
6.28
5.24
5.24
4.34
Return on average total tangible assets and return on average total tangible assets, adjusted:
Average total assets (GAAP)
K
$148,786
$147,315
$144,399
$142,179
$138,780
$136,298
$135,103
$135,521
$133,325
$130,671
$128,691
$127,148
$123,904
$120,393
$117,386
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
Less: Average other intangibles (GAAP)
—
1
1
2
3
3
4
5
5
6
6
7
7
8
9
Add: Average deferred tax liabilities related to goodwill (GAAP)
531
523
509
496
481
468
453
437
422
403
384
369
351
342
325
Average tangible assets
L
$142,441
$140,961
$138,031
$135,797
$132,382
$129,887
$128,676
$129,077
$126,866
$124,192
$122,193
$120,634
$117,372
$113,851
$110,826
Return on average total tangible assets
E/L
0.91
%
0.79
%
0.86
%
0.72
%
0.68
%
0.67
%
0.68
%
0.59
%
0.67
%
0.63
%
0.61
%
1.04
%
0.57
%
0.53
%
0.52
%
Return on average total tangible assets, adjusted (non-GAAP)
F/L
0.91
0.79
0.80
0.72
0.68
0.67
0.68
0.67
0.69
0.69
0.66
0.68
0.57
0.59
0.52
FOR THE THREE MONTHS ENDED

41